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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 1, 2001



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                      1-6903                75-0225040
(State of incorporation)       (Commission File No.)      (IRS Employer
                                                        Identification No. )


  2525 Stemmons Freeway, Dallas, Texas                       75207-2401
(Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (214) 631-4420


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Item 5. Other Events

         On May 23, 2001, the Registrant issued a news release that (i) announced it's earnings for the fourth quarter and fiscal year ended March 31, 2001; and (ii) announced additional fourth quarter unusual charges of approximately $16 million related to plant closings and $14.8 million in litigation reserves related to an adverse jury verdict. The jury verdict had previously been announced. These charges are in addition to previously announced fourth quarter unusual charges of approximately $17 million primarily for severance and asset write-downs and approximately $8 million related to exiting the concrete mixer and concrete batch plant business.


Item 7.  Exhibits

(c)      Exhibits

         Exhibit 99(1) - News release of Registrant dated May 23, 2001.












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SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    TRINITY INDUSTRIES, INC.



Date:  June 1, 2001                             By:  /s/ Michael G. Fortado
                                                   -----------------------------
                                                         Michael G. Fortado
                                                         Vice President, General
                                                         Counsel, and Secretary